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Exhibit 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 26, 2001 relating to the financial statements and financial statement schedule of Dean Foods Company, which appears in Dean Foods Company's Annual Report on Form 10-K for the fiscal year ended May 27, 2001.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP
Chicago, Illinois December 14, 2001

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  Exhibit 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS